UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2013
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant’s telephone number, including area code)

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Acquisition

On October 17, 2013, Cinedigm Corp. (the “Company”) and Cinedigm Entertainment Holdings, LLC, a wholly-owned subsidiary of the Company (“Holdings”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with Gaiam Americas, Inc. and Gaiam, Inc. (together, “Gaiam”) for the purchase by Holdings of all of the issued and outstanding membership interests of GVE Newco, LLC, which maintains exclusive distribution rights agreements with large independent studios/content providers, and distributes entertainment content through home video, digital and television distribution channels (the “Acquisition”).  The Company agreed to pay an aggregate purchase price of $51,500,000, subject to a working capital adjustment, with (i) $47,500,000 payable in cash and 666,978 shares of Class A Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) valued at $1,000,000, subject to certain transfer restrictions, in each case upon the closing of the Acquisition, and (ii) $3,000,000 payable in cash on a deferred basis.  The MIPA contains representations and warranties and covenants as are customary for transactions of this type and nature.  The Acquisition was consummated on October 21, 2013.

The Company entered into a number of financing events in connection with funding the Acquisition, described more fully below.

On October 17, 2013, the Company issued a press release announcing the Acquisition and the financing events, a copy of which is attached hereto as Exhibit 99.1.

The foregoing description of the MIPA does not purport to be complete and is qualified in its entirety by reference to and incorporates herein by reference the full text of the MIPA, which is attached hereto as Exhibit 2.1.

Credit Facility

On October 17, 2013, the Company entered into a credit agreement (the “Credit Agreement”) with Société Générale, New York Branch, as administrative agent and collateral agent for the lenders party thereto and certain other secured parties (the “Collateral Agent”), and the lenders party thereto. Under the Credit Agreement and subject to the terms and conditions thereof, the Company may borrow an aggregate principal amount of $55,000,000, including term loans of $25,000,000 (the “Term Loans”) and revolving loans of $30,000,000 (the “Revolving Loans”). All of the Term Loans and $15,000,000 of the Revolving Loans were available to be drawn at closing in connection with funding the Acquisition upon the Company’s contribution of such funds to Holdings. Each of the Term Loans and the Revolving Loans will bear interest at Base Rate + 3% or the Eurodollar Rate + 4%. Base Rate, per annum, is equal to the highest of (a) the rate quoted by the Wall Street Journal as the “base rate on corporate loans by at least 75% of the nation’s largest banks,” (b) .50% plus the Federal Funds Rate, and (c) the Eurodollar Rate plus 1%. All collections and revenues of Holdings will be deposited into a special blocked account, from which amounts are paid out on a monthly basis to pay certain operating expenses and principal, interest, fees, costs and expenses relating to the Credit Agreement according to certain designated priorities.  On a quarterly basis, if funds remain after the payment of all such amounts, they will be applied to prepay the Term Loans.  The Term Loans and Revolving Loans mature and must be paid in full by October 21, 2016.  In addition, the Company may prepay the Term Loans and Revolving Loans, in whole or in part, subject to paying certain breakage costs, if applicable.

The Credit Agreement also requires certain of the Company’s existing and future direct and indirect domestic subsidiaries, including Holdings (the "Guarantors"), to guarantee, under a Guaranty Agreement dated as of October 17, 2013 by and among the Guarantors and the Collateral Agent (the “Guaranty Agreement”), the obligations under the Credit Agreement.  All such obligations are to be secured by a first priority perfected security interest in all of the collective assets of the Company, other than the Company’s deployment assets, and the Guarantors, pursuant to a Security Agreement dated as of October 20, 2013 by and among the Company and the Guarantors and entities that become a party thereto in favor of the Collateral Agent (the “Security Agreement”).

The Credit Agreement contains customary conditions, representations, warranties, affirmative covenants, negative covenants and events of default.

The foregoing descriptions of the Credit Agreement, Guaranty Agreement and Security Agreement do not purport to be complete and are qualified in their entirety by reference to and incorporate herein by reference the full text of such agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3.

Securities Purchase Agreements

On October 17, 2013 and October 21, 2013, the Company entered into securities purchase agreements (the “Securities Purchase Agreements”) with certain investors party thereto (the “Investors”) pursuant to which the Company agreed to sell to the Investors notes in the aggregate principal amount of $5,000,000 (the “Notes”) and warrants to purchase an aggregate of 1,500,000 shares of Common Stock (the “Warrants”). The sales were consummated on October 21, 2013.  The proceeds of the sales of the Notes and Warrants will be used for working capital and general corporate purposes, including to finance, in part, the Acquisition.

The principal amount outstanding under the Notes is due on October 21, 2018.  The Notes bear interest at 9% per annum, payable in quarterly installments over the term of the Notes. The Notes entitle the Company to redeem the Notes any time on or after the second anniversary of the date the Notes were issued, subject to certain premiums. The Notes contain standard representations and warranties.

The Warrants will be exercisable through October 21, 2018 at an exercise price per share of $1.85. The Warrants and Notes are subject to certain transfer restrictions. The Company has agreed to register the resale of the shares exercisable under the Warrants.

The foregoing descriptions of the Securities Purchase Agreements, the Notes and the Warrants are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 10.4, 4.1 and 4.2 respectively.

Stock Purchase Agreement

On October 17, 2013, the Company entered into a common stock purchase agreement (the “Stock Purchase Agreement”) with an investor party thereto (the “Common Stock Investor”) pursuant to which the Company agreed to sell to the Common Stock Investor 1,398,601 shares (the “Shares”) of Common Stock, for an aggregate purchase price in cash of  $2,000,000, priced at $1.43 per share. The sale was consummated on October 21, 2013.  The proceeds of the sale of the Shares will be used for working capital and general corporate purposes, including to finance, in part, the Acquisition. In addition, the Company has agreed to register the resale of the Shares.

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 10.5.

Shelf Offering

The Company also offered 7,904,340 shares of Common stock in an underwritten public offering (the “Shelf Offering”), described more fully in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 2013. The Company sold 4,185,105 of such shares on October 21, 2013 and the remaining 4,194,885 shares, including the full 1,185,650 shares pursuant to the underwriters’ over-allotment option, on October 23, 2013.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On October 21, 2013, the Company issued (i) 666,978 shares of Common Stock to Gaiam pursuant to the MIPA, as described more fully under Item 1.01 above and incorporated by reference herein, (ii) notes in an aggregate principal amount of $5,000,000 and warrants to purchase an aggregate of 1,500,000 shares of Common Stock to certain investors pursuant to the Securities Purchase Agreement, as described more fully under Item 1.01 above and incorporated by reference herein, and (iii) 1,398,601 shares of Common Stock to an investor pursuant to the Stock Purchase Agreement, as described more fully under Item 1.01 above and incorporated by reference herein.  Such shares, notes and warrants were issued in reliance upon applicable exemptions from registration under Section 4(a)(2) and Regulation D of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

     The Company will file the financial  statements required by this Item 9.01(a) by January 2, 2014.

(b) Pro forma financial information.

     The Company will file the pro forma financial information required by this Item 9.01(b) by January 2, 2014.

(d) Exhibits.

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement, dated as of October 17, 2013, by and between the Company, Holdings, Gaiam Americas, Inc. and Gaiam, Inc.
4.1	Form of Note
4.2	Form of Warrant
10.1	Credit Agreement, dated as of October 17, 2013, among the Company, the Lenders party thereto, and Société Générale, as Administrative Agent and Collateral Agent.*
10.2
Guaranty Agreement, dated as of October 17, 2013, by each of the signatories thereto and each of the other entities which becomes a party thereto, in favor of Société Générale, as Administrative Agent for the lenders.

10.3
Security Agreement, dated as of October 20, 2013, by and among the Company, the other Loan Parties signatory thereto, certain subsidiaries of the Company that may become party thereto from time to time, and Société Générale, as Collateral Agent for the Secured Parties.

10.4	Securities Purchase Agreement, dated October 17, 2013, among Cinedigm Corp. and the Investors party thereto.
10.5	Common Stock Purchase Agreement, dated October 17, 2013, among Cinedigm Corp. and the Investor party thereto.
99.1	Press Release dated October 21, 2013 announcing the Acquisition and the financings.

*      Specific portions of this agreement have been omitted and have been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24B-2 under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.

Dated: October 23, 2013	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary

EXHIBIT INDEX
(d) Exhibits.

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement, dated as of October 17, 2013, by and between the Company, Holdings, Gaiam Americas, Inc. and Gaiam, Inc.
4.1	Form of Note
4.2	Form of Warrant
10.1	Credit Agreement, dated as of October 17, 2013, among the Company, the Lenders party thereto, and Société Générale, as Administrative Agent and Collateral Agent.*
10.2
Guaranty Agreement, dated as of October 17, 2013, by each of the signatories thereto and each of the other entities which becomes a party thereto, in favor of Société Générale, as Administrative Agent for the lenders.

10.3
Security Agreement, dated as of October 20, 2013, by and among the Company, the other Loan Parties signatory thereto, certain subsidiaries of the Company that may become party thereto from time to time, and Société Générale, as Collateral Agent for the Secured Parties.

10.4	Securities Purchase Agreement, dated October 17, 2013, among Cinedigm Corp. and the Investors party thereto.
10.5	Common Stock Purchase Agreement, dated October 17, 2013, among Cinedigm Corp. and the Investor party thereto.
99.1	Press Release dated October 21, 2013 announcing the Acquisition and the financings.

*      Specific portions of this agreement have been omitted and have been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24B-2 under the Securities Exchange Act of 1934.